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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us in this Registration Statement on Form N-1A for the Janus Adviser Series under the heading "Independent Accountants".





/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
January 2, 2003